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                           SECURITIES AND EXCHANGE COMMISSION

                                 Washington, D.C.  20549

                                        Form 8-K

                                     CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported) June 2, 2000

                                CHEVY CHASE BANK, F.S.B.
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                 (Exact name of registrant as specified in its charter)

        United States                  333-21707               52-0897004
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(State or Other Jurisdiction of    (Commission File         (I.R.S. Employer
         Incorporation)                  Number)            Identification No.)

   8401 Connecticut Avenue                                        20815
  Chevy Chase, Maryland 20815                             --------------------
(Address of Principal Executive                                 (Zip Code)
          Offices)

Registrant's telephone number, including area code            (301) 986-7000
                                                          ---------------------

                                   No Change
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         (Former name or former address, if changed since last report)



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     Item 7.  Financial Statements, Pro Forma Financial Information and

              Exhibits.
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     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibit 25.1.  Form T-1 Statement of Eligibility.
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                                   SIGNATURES

          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                    CHEVY CHASE BANK, F.S.B., on behalf of Chevy Chase Auto Receivables Trust 2000-1

                    Registrant



                    By:     /s/ Mark A. Holles
                           -------------------
                    Name:  Mark A. Holles
                    Title:  Group Vice President

Dated:  June 16, 2000
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                                 EXHIBIT INDEX
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Exhibit No.             Description
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Exhibit 25.1.           Form T-1 Statement of Eligibility